STOCK PURCHASE AGREEMENT

         This Agreement is made and entered into as of the 8th day of May, 1996, between Kurzweil Applied Intelligence, Inc., a Delaware corporation (the "Company"), and each Investor listed on Schedule 1 hereto (the "Investor").

         For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the Company and the Investor, the Company and the Investor agree as follows:

         1. Sale and Purchase of Securities. Subject to the terms and conditions hereof, the Company agrees to sell to the Investor, and the Investor agrees to purchase from the Company on the Closing Date (as defined herein), the number of shares of common stock, $.01 par value per share of the Company (the "Shares") indicated on the acceptance page hereof at a purchase price of Two Dollars ($2.00) per Share.

         2. Closing. The closing of the transactions contemplated by Section 1 of this Agreement shall take place at the offices of Leonard, Street and Deinard Professional Association, Minneapolis, Minnesota, at 10:00 a.m., Minnesota time, on May 8, 1996 (the "Closing Date") and/or at such other place or different time or day as may be mutually acceptable to the Investor and the Company. At the closing, the Company will deliver to the Investor a certificate, dated such closing date, representing the Shares purchased by the Investor registered in the name of the Investor (or its nominee) against payment to the Company of the purchase price of the Shares being purchased by the Investor.

         3. Representations and Warranties by the Company. To induce the Investor to enter into this Agreement and to purchase the Shares, the Company hereby represents and warrants to the Investor as follows:

                  3.1 Disclosure Package. The disclosure document, dated May 7, 1996 delivered to the Investor (which, together with any supplements or amendments thereto including any documents referred to or incorporated by reference therein is herein defined as the "Disclosure Package") with respect to the Shares fairly presents all material information regarding the Company and of the date hereof and as of the date of the Closing, the Disclosure Package will
(i) fairly present all material information regarding the Company; and (ii) not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made.

                  3.2 Organization, Standing, Etc. The Company is duly incorporated and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Disclosure Package. The Company has no subsidiaries. The Company is duly qualified to do business as a foreign corporation and is in good standing in all states or jurisdictions in which the ownership or leasing of its property or the conduct of its business requires such qualification and the failure to be so qualified would have a materially adverse effect on the Company's business.


                  3.3 Financial Statements. The financial statements (including all related schedules and notes) set forth in the Disclosure Package fairly represent the financial condition and results of operations of the Company as of the dates and for the periods indicated; such statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods indicated; and, the report of the public accountant included in the Disclosure Package is issued by an independent public accountant within the meaning of the Securities Exchange Act of 1934 (the"Exchange Act") and the rules and regulations thereunder.

                  3.4 Authorization and Enforceability. The Company has full legal power, right and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered on behalf of the Company and this Agreement is the valid and binding obligation of the Company, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally, to the exercise of judicial discretion as to the availability of equitable remedies such as specific performance and injunction and subject, as to enforcement of the indemnification provisions, to limitations under applicable securities laws.

                  3.5 License and Approvals. Except as set forth in the Disclosure Package, the Company has all licenses, certificates, permits and other approvals from governmental and regulatory authorities necessary for the conduct of its business as it is currently being carried on and as will be described in the Disclosure Package, except those which would not have a material adverse effect on the Company if not obtained.

                  3.6 Intellectual Property. Except as set forth in the Disclosure Package, the Company owns or possesses all assets, patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and rights necessary for the conduct of its business as it is currently being carried on and has not received any notice of conflict with the asserted rights of others in respect thereof. Except as set forth in the Disclosure Package or except as will not have a material adverse effect on the Company, no name which the Company uses and no other aspect of the business of the Company involves or gives rise to any infringement of, or license or similar fees for, any patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets or other similar rights of others.

                  3.7 Changes. Since the date of the Disclosure Package and other than as therein contemplated (i) the Company has not incurred any material liabilities or obligations, contingent or otherwise, not in the ordinary course of business, (ii) the Company has not paid or declared any dividend or other distribution with respect to its outstanding capital stock, (iii) there has not been any change in the capital stock or any material increase in the long-term debt of the Company, or any issuance of shares of capital stock of the Company or of options, warrants, or rights to purchase capital stock of the Company,
(iv) no material loss or damage (whether or not insured) to the property of the Company has been sustained, (v) no material legal or governmental proceeding, domestic or foreign, affecting the Company or the transactions contemplated by this Agreement has been instituted or, to the best of the Company's knowledge, threatened, and (vi) there has not been any material adverse change in the business, condition (financial or otherwise) or properties of the Company.

                  3.8 Defaults. The Company is not in breach, default or violation of, and the consummation of the transactions herein contemplated will not result in any breach of, any of the terms or conditions of, or constitute a default or violation under, (i) the Certificate of Incorporation or By-Laws of the Company, (ii) any material indenture, agreement or other instrument to which the Company is now a party, or (iii) any law or any order, rule or regulation applicable to the Company of any court or of any federal or state regulatory body or administrative agency having jurisdiction over the Company or its property, except for such breaches, defaults or violations which would not have a material adverse effect on the Company.

                  3.9 Consents. No approval, authorization, consent or order of any governmental or public board or body or self-regulatory organization, other than in connection with or in compliance with the provisions of the Securities Act of 1933 (the "Securities Act"), the Exchange Act and the securities laws of various jurisdictions, is legally required for the sale of the Shares by the Company.

                  3.10 Shares. The Shares, when issued and delivered against payment therefor in accordance with this Agreement, will conform in all material respects to all statements made in relation thereto contained in the Disclosure Package, and will be duly authorized, validly issued, fully paid and non-assessable and shall be free of any pledges, liens, encumbrances and restrictions.

                  3.11 Litigation/Proceedings. Except as set forth in the Disclosure Package, there are no pending or, to the Company's knowledge, threatened or contemplated actions, suits or proceedings before or by any court or governmental agency, authority or body, or any arbitrator, which are not ordinary, routine and incidental to the business of the Company or which might reasonably be expected to result in any material adverse change in the business condition (financial or otherwise) or properties of the Company.

                  3.12 Capital Stock. The Disclosure Package sets forth as of the date thereof the authorized capital stock of the Company, the number of shares which are issued and outstanding and the number of shares reserved for issuance upon exercise of options, warrants, rights and convertible instruments and there has been no material adverse change in such amounts as of the date hereof. All outstanding shares of capital stock have been duly authorized, validly issued, fully paid and nonassessable and have been issued pursuant to valid registrations under, or valid exemptions from, the registration requirements of, the Securities

Act and appropriate state blue sky laws. The capital stock of the Company conforms to the description thereof contained in the Disclosure Package.

                  3.13 Title to Properties. The Company has good and marketable title, free and clear of all liens, encumbrances and equities, and of all charges or claims, to all of the real and personal property owned by it, except liens, encumbrances and equities, and charges or claims, which are not material and do not materially affect the value of such property or interfere with the conduct of its business and has valid and binding leases to all of the real and personal property described in the Disclosure Package as under lease to it with such exceptions as do not materially interfere with the conduct of its business.

                  3.14 Tax Returns. The Company has filed all federal, state and foreign income and franchise tax returns due prior to the date hereof and has paid all taxes, interest and penalties shown as due thereon; and the Company has received no notice of any material tax deficiency which has been asserted against the Company.

                  3.15 Authority. The Company has all requisite power and authority to issue, sell and deliver the Shares in accordance with and upon the terms set forth in this Agreement. The Company has duly taken all required action for the due and proper authorization, issuance, sale and delivery of the Shares. No preemptive rights of security holders of the Company exist with respect to the issuance and sale of the Shares by the Company. No security holder of the Company possesses any registration rights except as disclosed in the Disclosure Package.

                  3.16 Investment Company. In retaining and using the proceeds from the sale of the Shares, the Company will not be required to register as an "Investment Company" under the Investment Company Act of 1940, as amended.

                  3.17 Bad Boy Certification. Neither the Company, or to its knowledge, any of its predecessors, any affiliated issuer nor any of the Company's directors, officers, beneficial owners of 10% or more of any class of its equity securities or other affiliates nor any promoter of the Company is subject to any of the disabilities enumerated in Exhibit A hereto and the representations and warranties contained therein are true and correct.

                  3.18 Fees and Commissions. Other than pursuant to agreements with Miller, Johnson and Kuehn Incorporated, the Company has not incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                  3.19 Nasdaq NMS. On or prior to the Closing Date (as hereinafter defined) the Company will file a notice for the listing of the Shares offered hereby on the Nasdaq NMS.

                  3.20 Reporting. The Company is subject to the reporting requirements of the Securities Act and the Exchange Act and (i) has timely filed all reports and statements required to be filed thereunder in the 12 month period prior to the date hereof, except that with respect to the Company's annual report on Form 10-KSB for its fiscal year ended January 31, 1996, the Company has timely filed a Form 12b-25 and intends to file such 10- KSB within the time period permitted by such Form 12b-25; and (ii) each report and statement was true and complete in all material respects when filed.

         4. Representations of the Investor. The Investor represents for itself that:

                  4.1 Investment Intent. The Shares being acquired by the Investor are being purchased for investment for the Investor's own account and not with the view to, or for resale in connection with, any distribution or public offering thereof. The Investor understands that the Shares have not been registered under the Securities Act or any state securities laws by reason of their contemplated issuance in a transaction exempt from the registration requirements of the Securities Act and applicable state securities laws, and that the reliance of the Company upon these exemptions is predicated in part upon this representation by the Investor. The Investor further understands that the Shares may not be transferred or resold without (i) registration under the Securities Act and any applicable state securities laws, or (ii) an exemption from the requirements of the Securities Act and applicable state securities laws.

                  4.2 Location of Principal Office, Qualification as an Accredited Investor, Etc. The state in which the Investor's principal office is located is the State set forth in such Investor's address on Schedule 1 hereto. The Investor qualifies as an accredited investor for purposes of Regulation D promulgated under the Securities Act. The Investor acknowledges that the Company has made available to the Investor at a reasonable time prior to the execution of this Agreement the opportunity to ask questions and receive answers concerning the business and affairs of the Company and the terms and conditions of the sale of securities contemplated by this Agreement and to obtain any additional information (which the Company possesses or can acquire without unreasonable effort or expense) as may be necessary to verify the accuracy of information furnished to the Investor. The Investor (a) is able to bear the loss of its entire investment in the Shares without any material adverse effect on its business, operations or prospects, and (b) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment to be made by it pursuant to this Agreement.

                  4.3 Acts and Proceedings. This Agreement has been duly authorized by all necessary action on the part of the Investor, has been duly executed and delivered by the Investor, and is a valid and binding agreement of the Investor.

         5. Conditions of the Investor's Obligation. The obligation to purchase and pay for the Shares on the Closing Date is subject to the fulfillment prior to or on the Closing Date of the conditions set forth in this Section 5. In the event that any such condition is not satisfied to the satisfaction of the Investor, then the Investor shall not be obligated to proceed with the purchase of the Shares.

                  5.1 No Errors. Etc. The representations and warranties of the Company under this Agreement shall be true in all material respects as of the Closing Date with the same effect as though made on and as of the Closing Date.

                  5.2 Compliance with Agreement. The Company shall have performed and complied with all agreements or conditions required by this Agreement to be performed and complied with prior to or as of the Closing Date.

                  5.3 Certificate of Officers. The Company shall have delivered to the Investor a certificate, dated the Closing Date, executed by the President and the Chief Financial Officer of the Company and certifying to the satisfaction of the conditions specified in Sections 5.1 and 5.2.

                  5.4 Opinion of the Company's Counsel. The Company shall have delivered to the Investor an opinion, satisfactory to each of the Investors, of Roger M. Barzun, counsel for the Company, dated the closing date, in the form attached hereto as Exhibit B.

                  5.5 Supporting Documents. The Investor shall have received the following:

                           (a) A copy of resolutions of the Board of Directors
                  of the Company certified by the Secretary of the Company authorizing and approving the execution, delivery and performance of this Agreement and issuance of the Shares;

                           (b) A certificate of incumbency executed by the
                  Secretary of the Company certifying the names, titles and signatures of the officers authorized to execute this Agreement and further certifying that the certificate of incorporation and bylaws of the Company delivered to the Investor at the time of the execution of this Agreement have been validly adopted and have not been amended or modified; and

                           (c) Such additional supporting documentation and
                  other information with respect to the transactions contemplated hereby as the Investor may reasonably request.

                  5.6 Qualification Under State Securities Laws. All registrations, qualifications, permits and approvals required under applicable state securities laws for the lawful execution and delivery of this Agreement and the offer, sale, issuance and delivery of the Shares to the Investor at the closing shall have been obtained.

                  5.7 Proceeding and Documents. All corporate and other proceedings and actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to the Investor.


         6. Affirmative Covenants of the Company. The Company covenants and agrees as follows:

                  6.1 Corporate Existence. The Company will maintain its corporate existence in good standing and comply with all applicable laws and regulations of the United States or of any state or political subdivision thereof and of any government authority where failure to so comply would have a material adverse impact on the Company or its business or operations.

                  6.2 Books of Accounts and Reserves. The Company will keep books of record and account in which full, true and correct entries are made of all of its respective dealings, business and affairs, in accordance with generally accepted accounting principles. The Company will employ certified public accountants who are "independent" within the meaning of the accounting regulations of the Securities and Exchange Commission (the "Commission").

                  6.3 Application of Proceeds. The net proceeds received by the Company from the sale of the Shares on the closing date shall be used for working capital and general corporate purposes.

                  6.4 Patents and Other Intangible Rights. The Company will apply for, or use its diligent good faith efforts to obtain assignments of, or licenses to use, all patents, trademarks, trade names and copyrights which in the opinion of a prudent and experienced businessperson operating in the industry in which the Company is operating are desirable or necessary for the conduct and protection of the business of the Company.

                  6.5 Registration. The Company will register the resale of the Shares in accordance with the provisions of Exhibit C attached hereto. In the event that (i) the Company shall fail to file with the Commission the Registration Statement described in Exhibit C (the "Registration Statement") by September 30, 1996; (ii) the Company shall fail to use its diligent, good faith efforts to have the Registration Statement declared effective by the Commission by November 30, 1996 and the Registration Statement is not declared effective by November 30, 1996; or (iii) the Registration Statement has not been declared effective by the Commission by June 1, 1997, then, on the date of the first to occur of (i), (ii) or (iii) above (the "Extra Warrant Date") and on each monthly anniversary of the Extra Warrant Date thereafter until the earlier of the effective date of the Registration Statement ("Effective Date") or the twentieth monthly anniversary of the Extra Warrant Date, the Company shall issue to each investor in the offering warrants ("Extra Warrants") to purchase a number of shares of common stock equal to 5% of the number of Shares purchased by such investor in the offering. Each Extra Warrant shall entitle the holder thereof to purchase one share of common stock during the five-year period commencing on the date of issuance. The exercise price of the Extra Warrants shall be $2.00 per share. The exercise price and number of Extra Warrants shall be subject to adjustment in the event of a merger acquisition, recapitalization or stock split or reverse stock split of shares of the Company, the issuance by the Company of a stock dividend or any similar event. The Company shall include the shares underlying the Extra Warrants in the registration pursuant to the Registration Statement.

         7. Indemnification.

         The Company will indemnify and hold harmless the Investor and each person, if any, who controls the Investor within the meaning of the Securities Act, from and against any and all loss, damage, liability, cost and expense to which the Investor or any such controlling person may become subject, insofar as such losses, damages, liabilities, costs or expenses caused by (i) any untrue statement or alleged untrue statement of any material fact contained herein, or arise out of or are based upon the omission or alleged omission to state herein a material fact required to be stated herein or necessary to make the statements herein, in light of the circumstances in which they were made, not misleading or
(ii) any breach of any representation, warranty or agreement of the Company hereunder; provided, however, that the Company will not be liable in any such case to the extent that a court of competent jurisdiction shall have determined by a final judgement that such loss, damage, liability, cost or expense resulted exclusively from actions taken or omitted to be taken by the Investor or such controlling person due to its or his gross negligence, bad faith, willful misconduct or breach of this Agreement. Promptly after receipt by an indemnified party pursuant to this Section of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the Company pursuant to the provisions hereof, promptly notify the Company of the commencement thereof; but the omission to so notify the Company will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the Company of the commencement thereof, the Company shall have the right to participate in, and, to the extent that it may wish, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the Company and there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel for participation in the defense of such action on behalf of such indemnified party or parties. After notice from the Company to such indemnified party of its election so to assume the defense thereof, the Company will not be liable to such indemnified party pursuant to the provisions of this Section 7 for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (ii) the Company shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (iii) the Company has authorized the employment of counsel for the indemnified party at the expense of the Company.

         8. Restriction on Transfer of Shares.

                  8.1 Legend. Each certificate representing Shares shall be endorsed with a legend in substantially the form which follows:

                  "The shares represented by this certificate may not be transferred without (i) the opinion of counsel satisfactory to this corporation that such transfer may lawfully be made without registration under the federal Securities Act of 1933 and all applicable state securities laws or (ii) such registration."

                  8.2 Removal of Legend. Any legend endorsed on a certificate evidencing a security pursuant to Section 8.1 hereof shall be removed, and the Company shall issue a certificate without such legend to the holder of such security, if such security is being disposed of pursuant to a registration under the Securities Act or pursuant to Rule 144 or any similar rule then in effect or if such holder provides the Company with an opinion of counsel satisfactory to the Company to the effect that a transfer of such security may be made without registration. In addition, if the holder of such security delivers to the Company an opinion of such counsel to the effect that no subsequent transfer of such security will require registration under the Securities Act, the Company will promptly upon such contemplated transfer deliver new certificates evidencing such security that do not bear the legend set forth in Section 8.1.

         9. Miscellaneous.

                  9.1 Changes, Waivers, Etc. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing, signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

                  9.2 Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be delivered, or mailed first-class postage prepaid, registered or certified mail:

                  (a) if to Investor at their address listed on Schedule I attached hereto.

                  or

                  (b) if to the Company at Kurzweil Applied Intelligence, Inc., 411 Waverley Oaks Road, Waltham, MA 02154,
                           Attention: President; or at such other address as the Company may specify by written notice to the Investor; with a copy to Roger M. Barzun, Esq., P.O. Box 767, Concord Massachusetts 01742-0767.

and such notices and other communications shall for all purposes of this Agreement be treated as being effective or having been given if delivered personally, or, if sent by mail, when received.

                  9.3 Survival of Representations and Warranties, Etc. All representations and warranties and agreements contained herein shall survive the execution and delivery of this Agreement, any investigation at any time made by the Investor or on its behalf, and the sale and purchase of the Shares and payment therefor. All statements contained in any certificate, instrument or other writing delivered by or on behalf of the Company pursuant to this Agreement (other than legal opinions) at the closing shall constitute representations and warranties by the Company hereunder.

                  9.4 Parties in Interest. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by the holder or holders from time to time of any of the Shares.

                  9.5 Headings. The headings of the articles and sections of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

                  9.6 Choice of Law. The laws of Massachusetts shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties hereunder.

                  9.7 Counterparts. This Agreement may be executed at different times and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date indicated above.

                                       Kurzweil Applied Intelligence, Inc.


                                       By ____________________________________

                                                Thomas E. Brew, Jr., President

                                   SCHEDULE 1

Special Situations Cayman Fund, L. P.                         331,250 shares
153 East 53rd Street
New York, NY 10022

Special Situations Fund III, L.P.                             988,800 shares
153 East 53rd Street
New York, NY 10022

                                   ACCEPTANCE

The undersigned hereby accepts and agrees to the terms and conditions set forth in the Stock Purchase Agreement attached hereto by and among Kurzweil Applied Intelligence, Inc. (the "Company") and certain investors listed on Schedule I thereto as the terms and conditions applicable to the purchase of _________ shares of the common stock, $.01 par value per share, of the Company for an aggregate purchase price of $________. By the execution of this acceptance, the undersigned hereby makes each of the representations contained in Section 5 of such Stock Purchase Agreement. The undersigned further represents that it qualifies as an "accredited investor" as that terms is defined in Regulation D under the Securities Act of 1933 because (check one):

         Accredited partnerships, corporations or other entities must initial one or more of the following statements:

                  _____ The undersigned is a bank or savings and loan association as defined in Sections 3(a)(2) and 3(a)(5)(A), respectively, of the Act acting either in its individual or fiduciary capacity.

                  _____    The undersigned is an insurance company as defined in
                           Section 2(13) of the Act.

                  _____ The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

                  _____ The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

                  _____ The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and either (check one or more, as applicable):

                           _____  (a)      the investment decision
                                           is made by a plan
                                           fiduciary, as defined in
                                           Section 3(21) of such Act,
                                           which is either a bank,
                                           savings and loan
                                           association, insurance
                                           company, or registered
                                           investment adviser; or

                           _____  (b)      the employee benefit plan has total
                                           assets in excess of $5,000,000; or

                           _____  (c)      the plan is a
                                           self-directed plan with
                                           investment decisions made
                                           solely by persons who are
                                           "Accredited Investors" as
                                           defined under the Act.

                  _____ The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

                  _____ The undersigned has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring Shares and is one or more of the following (check one or more, as appropriate):

                           _____ (a)  an organization described in Section
                                      501(c)(3) of the Internal Revenue Code; or

                           _____ (b)  a corporation; or

                           _____ (c)  a Massachusetts or similar business trust;
                                      or

                           _____ (d)  a partnership.

                  _____ The undersigned is a trust with total assets exceeding $5,000,000, which was not formed for the specific purpose of acquiring Shares and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the Shares.

         The undersigned makes the following additional representation:

         This Agreement has been duly authorized by all necessary action on the part of the undersigned, has been duly executed by an authorized officer or representative of the undersigned, and is a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.

                                 * * * * * * * *
                          Dated: ________________, 1996

ENTITY INVESTORS

_________________________________
Name of Entity,


By_______________________________
  *Signature
Its______________________________
   Title

_________________________________
Name Typed or Printed

_________________________________
Address to Which Correspon-
dence Should be Directed

________________________________
_________________________________
City, State and Zip Code

_________________________________
Tax Identification Number

         * The Certificate of Signatory must also be completed.

                            CERTIFICATE OF SIGNATORY

                 (To be completed if Shares are being subscribed
                                for by an entity)




       I, ____________________________________, the _______________
__________________ of ___________________________________________ (the
"Entity"), hereby certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Purchase Agreement and to purchase the Shares, and certify further that the Purchase Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

       IN WITNESS WHEREOF, I have set my hand this ____ day of ______________, 1995.



                                            ___________________________________
                                            (Signature)

                           ISSUER BAD BOY CERTIFICATE


       1. Neither the Issuer, any of its predecessors nor any affiliated issuer:

                (a) has filed a registration statement which is the subject of any pending proceeding or examination under Section 8 of the Securities Act of 1933 (the "1933 Act") or is the subject of any refusal order or stop order thereunder within the past five years;

                (b) is subject to any pending proceeding under Rule 258 promulgated under the 1933 Act or any similar rule adopted under Section 3(b) of the 1933 Act, or to an order entered thereunder within the past five years;

                (c) has been convicted within the past five years of any felony or misdemeanor in connection with the purchase or sale of any security or involving the making of any false filing with the United States Securities and Exchange Commission (the "SEC");

                (d) is subject to any order, judgment, or decree of any court of competent jurisdiction temporarily or preliminary restraining or enjoining, or is subject to any order, judgment, or decree of any court of competent jurisdiction, entered within the past five years, permanently restraining or enjoining, such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the SEC; or

                (e) is subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code, within the past five years; or is subject to a temporary restraining order or preliminary injunction entered under Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code.

       2. None of the Issuer's directors, officers, general partners, or beneficial owners of 10% or more of any class of its equity securities ("Beneficial Owner") means a person having the power to vote or direct the vote and/or the power to dispose or direct the disposition of such securities), nor any of its promoters presently connected with it in any capacity:

                (a) has been convicted within the past ten years of any felony or misdemeanor in connection with the purchase or sale of any security, involving the making of a false filing with the SEC, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment advisor;

                (b) is subject to any order, judgment, or decree of any court of competent jurisdiction temporarily or preliminarily enjoining or restraining, or is subject to any order, judgment, or decree of any court of competent jurisdiction, entered within the past five years, permanently enjoining or restraining such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of a false filing with the SEC, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment advisor;

                (c) is subject to an order of the SEC entered pursuant to
Section 15(b), Section 15(B)(a) or 15(B)(c) of the Securities Exchange Act of 1934 (the "1934 Act"); or is subject to an order of the SEC entered pursuant to
Section 203(e) or (f) of the Investment Advisors Act of 1940;

                (d) is suspended or expelled from membership in, or suspended or barred from association with a member of, an exchange registered as a national securities exchange pursuant to Section 6 of the 1934 Act, an association registered as a national securities association under Section 15A of the 1934 Act, or a Canadian securities exchange or association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade; or

                (e) is subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code, within the past five years; or is subject to a restraining order or preliminary injunction entered under Section 3005 of Title 39, United States Code.


       3. If subject to the requirements of Sections 13, 14, or 15(d) of the 1934 Act, the Issuer has filed all reports required by those sections during the past 12 calendar months (or for such shorter period that the Issuer was required to file such reports).

Dated May 9, 1996.
                                             KURZWEIL APPLIED INTELLIGENCE, INC.


                                             By: ______________________________
                                             Its: _____________________________

                                    EXHIBIT B

               MATTERS TO BE COVERED IN OPINION OF ROGER M. BARZUN


       (1) The Company has been duly incorporated and is validly existing in good standing under the laws of the State of Delaware; has the requisite corporate power to own, lease and operate its properties and conduct its business as described in the Disclosure Package; and is duly qualified to do business as a foreign corporation in good standing in all jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification and in which the failure to be qualified or in good standing would have a material adverse effect on its business;

       (2) The Company has the corporate power to enter into the Selling Agency Agreement and the Purchase Agreement, and the Selling Agency Agreement and the Purchase Agreement have been duly and validly authorized, executed and delivered by or on behalf of the Company and are the valid and binding obligation of the Company, enforceable in accordance with its terms, subject, as to the enforcement or remedies, to applicable bankruptcy, insolvency, moratorium and other laws affecting the rights of creditors generally, and except that rights to indemnify may be limited by federal or state securities laws and subject to general principles of equity.

       (3) Both the number of authorized shares and the number of outstanding shares of capital stock of the Company set forth in the Disclosure Package under the caption "Description of Shares" are correct as of the date of the Disclosure Package and as of the date hereof. All outstanding capital stock of the Company has been duly authorized and validly issued, and is fully paid, and nonassessable. To the knowledge of such counsel, no preemptive rights, contractual or otherwise, of securities holders of the Company exist with respect to the issuance or sale of the Shares by the Company pursuant to this Agreement. The Shares conform as to matters of law in all material respects to the description concerning them made in the Disclosure Package, and such description accurately sets forth the material legal provisions thereof required to be set forth in the Disclosure Package, or any such amendment or supplement.

       (4) The Shares have been duly authorized and, upon delivery to the investors against payment therefor, will be validly issued, fully paid and nonassessable.

       (5) To such counsel's knowledge, the execution, delivery, and performance of this Agreement will not violate or conflict with the articles of incorporation or bylaws of the Company, nor will the execution, delivery and performance of this Agreement be in material contravention of any of the provisions of any note, indenture, mortgage, deed of trust, joint venture agreement, agreement or other instrument known to such counsel to which the Company is a party or by which it is bound and which is material to the business of the Company as a whole, or of any material law, rule or regulation of the United States or the State of Massachusetts or any order, writ, injunction or decree of any government, governmental agency, or court having jurisdiction over the Company or any of its properties (except federal and state securities laws).

       (6) To the best of such counsel's knowledge, (A) there are no material statutes, agreements, contracts, leases, or other documents or material legal or governmental proceedings of a character required by the Act and the Rules and Regulations to be described or referred to in the Disclosure Package which are not so described and (B) all descriptions of legal or governmental proceedings and of agreements, contracts and leases contained in the Disclosure Package constitute fair and accurate summaries of such proceedings, agreements, contracts and leases and fairly present the information called for with respect to the same.

       (7) No authorization, approval or consent of any governmental authority or agency is necessary in connection with any issuance and sale of the Shares, as contemplated under this Agreement, except such as may be required under the Act or under state or other securities laws in connection with any purchase and distribution of such securities by the Selling Agent.

       (8) Assuming the accuracy of the representations and warranties of the purchaser in the Purchase Agreement, the offer and sale of the Shares are exempt from registration under the Securities Act of 1933.

       (9) To the best of such counsel's knowledge, the Company is not in default of its articles of incorporation or bylaws or of any of the agreements to which the Company is a party which have been identified by the Company as material agreements and which are listed on the attached Schedule 1.

       (10) Such counsel shall also state that, although such counsel are not opining as to, and cannot guarantee the accuracy and completeness of the statements contained in the Disclosure Package, in the course of such counsel's representation of the Company nothing has come to the attention of such counsel which causes them to believe that the Disclosure Package (except as to the financial statements and supporting financial data included or incorporated therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that such statement does not require any statement concerning statements in, or omissions from, the Disclosure Package which are based upon and conform to written information furnished to the Company by the Selling Agent.

       In expressing the foregoing opinions, as to matters of fact, counsel may rely, to the extent reasonable, upon certificates of public officials and of the responsible officers of the Company.

                                    EXHIBIT C

                               REGISTRATION RIGHTS

       1. Required Registration.

       As soon as practicable but in no event later than September 30, 1996, the Company shall file a Registration Statement under the Securities Act covering the offering and sale of the Shares purchased by the Investors, and will diligently proceed to use its diligent, good faith efforts to have such Registration Statement become effective with the Securities and Exchange Commission (the "Commission") as soon as possible thereafter and in any event no later than November 30, 1996.


       2. Registration - General Provisions.

                (a) Whenever the Company is required to effect the registration of Shares under the Securities Act, the Company will:

                         (i) Prepare and file with the Commission a registration
                statement with respect to such securities, and use its diligent, good faith efforts to cause such registration statement to become effective and remain effective and keep the prospectus which forms a part of such registrations statement current until the earlier of the date on which: (i) all Shares have been sold or (ii) the Shares may be sold without restriction pursuant to Rule 144(k) under the Securities Act;

                         (ii) prepare and file with the Commission such
                amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for the period required by
                Section 2(a)(i) above;

                         (iii) provide Investors' counsel with reasonable
                opportunities to review and comment on, and otherwise participate in, the preparation of such registration statement;

                         (iv) furnish to the Investors participating in such
                registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as the Investors and underwriters may reasonably request in order to facilitate the public offering of such securities;

                         (v) use its diligent, good faith efforts to register or
                qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as any such Investor may reasonably request, except that the Company shall not for any purpose be required to execute a general consent to service of process (which shall not include a "Uniform Consent to Service of Process" or other similar consent to service of process which relates only to actions or proceedings arising out of or in connection with the sale of securities, or out of a violation of the laws of the jurisdiction requesting such consent) or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                         (vi) notify the Investors, promptly after it shall
                receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                         (vii) notify the Investors promptly of any request by
                the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                         (viii) prepare and file with the Commission, promptly
                upon the request of any Investor, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Investor (and concurred in by counsel for the Company), is required under the Act or the rules and regulations thereunder in connection with the distribution of the Shares by such Investor;

                         (ix) prepare and promptly file with the Commission and
                promptly notify the Investors of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

                         (x) advise the Investors, and the Investors' counsel,
                if any, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                         (xi) not file any amendment or supplement to such
                registration statement or prospectus to which a majority in interest of the Investors shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law; and

                         (xii) at the request of any such Investor, furnish on
                the effective date of the registration statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement: (i) opinions, dated such respective dates, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Investor or Investors making such request, covering such matters as such underwriters may reasonably request; and (ii) letters, dated such respective dates, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Investor or Investors making such request, covering such matters as such underwriters may reasonably request, in which letter such accountants shall state (without limiting the generality of the foregoing) that they are independent certified public accountants within the meaning of the Act and that in the opinion of such accountants the financial statements and other financial data of the Company included in the registration statement or the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Act.

       (b) The Company shall pay all Registration Expenses (as defined below) in connection with the inclusion of Shares in any Registration Statement, or application to register or qualify Shares under state securities laws, filed by the Company hereunder, other than as set forth herein. For purposes of this Agreement, the term "Registration Expenses" means the filing fees payable to the Commission, any state agency and the National Association of Securities Dealers, Inc.; the fees and expenses of the Company's legal counsel and independent certified public accountants in connection with the preparation and filing of the Registration Statement (and all amendments and supplements thereto) with the Commission; and all expenses relating to the printing of the Registration Statement, prospectuses and various agreements executed in connection with the Registration Statement. Notwithstanding the foregoing, the Investor will pay the fees and expenses of any legal counsel Investor may engage, as well as the Investor's proportionate share of any custodian fees or commission or discounts which may be payable to any underwriter.

       (c) The Investors acknowledge that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement, when there exists material non-public information relating to the Company (including, but not limited to, an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction (or negotiations with respect thereto)) which in the reasonable opinion of the Company's Board of Directors should not be disclosed. Accordingly, the Company may suspend resales pursuant to such Registration Statement for a period not to exceed ninety (90) days in any twenty-four (24) month period if the Company has been advised by counsel and the Board of Directors reasonably concurs that the information the Board reasonably believes should not be disclosed is material and therefore the prospectus forming a part of the Registration Statement is not current. Each Investor agrees that it shall not sell any Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Investor notice of the suspension of such prospectus and ending at the time the Company gives the Investor notice that the Investor may thereafter effect sales pursuant to such prospectus.

       (d) The Company hereby indemnifies the holder of the Shares, its officers and directors, and any person who controls such holder within the meaning of
Section 15 of the Securities Act of 1933, against all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in any registration statement, prospectus, notification or offering circular (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such holder expressly for use therein, and each such holder severally agrees that it will indemnify and hold harmless the Company and each of its officers who signs such registration statement and each of its directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act of 1933 with respect to losses, claims, damages or liabilities which are caused by any material untrue statement or omission contained in information furnished in writing to the Company by such holder expressly for use therein.